                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) April 23, 1997

                              IKON CAPITAL, INC.
            (Exact name of registrant as specified in its charter)

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


       DELAWARE                        File No. 0-20405            23-2493042
----------------------------           ----------------          --------------
(State or other jurisdiction           (Commission File          (IRS Employer
     of incorporation)                      Number)              Identification
                                                                     Number)
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                    1738 Bass Road, Macon, Georgia              31210
                    ------------------------------              -----
               (Address of principal executive offices)      (Zip Code)


                                (912) 471-2300
              Registrant's telephone number, including area code:


                                Not Applicable
              ---------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         ------------

         On April 23, 1997, the Registrant's parent, IKON Office Solutions, Inc.
("IKON") issued a Press Release stating that it was unaware of any reason its stock, which recently has traded down sharply, should be under pressure. The
Press Release also stated that IKON knows of no material developments concerning its business or financial statements which have not been publicly disclosed.










Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (c)   Exhibits.
               --------

         (99)  Press Release dated April 23, 1997
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                                   SIGNATURE



       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          IKON CAPITAL, INC.



                                          By: /s/ O. Gordon Brewer, Jr.
                                             ----------------------------------
                                                  O. Gordon Brewer, Jr.
                                                  Treasurer



Dated: April 24, 1997
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                               Index to Exhibit
                               ----------------



         (99)  Press Release dated April 23, 1997